Exhibit 10(a)
                                     WAIVER

                  WAIVER, dated as of September 29, 1999 (this "Waiver"), to the Credit Agreement, dated as of May 6, 1997, as amended by Amendment No. 1, dated as of January 30, 1998 and as amended by Amendment No. 2, dated as of December 23, 1998 ( as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among TELEX COMMUNICATIONS, INC., a Delaware corporation ("Telex" or the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), MORGAN STANLEY SENIOR FUNDING, INC., as documentation agent for the Lenders (in such capacity, the "Documentation Agent"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

                  WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders waive certain covenants contained in the Credit Agreement; and

                  WHEREAS, the Administrative Agent and the Lenders are willing to agree to the requested waiver on the terms and conditions contained herein;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  2. Waiver of Subsection 8.1(a). The Lenders hereby waive compliance with the covenant in Subsection 8.1(a) for the period from September 30, 1999 to October 31, 1999.

                  3. Waiver of Subsection 8.1(b). The Lenders hereby waive compliance with the covenant in Subsection 8.1(b) for the period from September 30, 1999 to October 31, 1999.

                  4. Waiver of Subsection 8.1(c). The Lenders hereby waive compliance with the covenant in Subsection 8.1(c) for the period from September 30, 1999 to October 31, 1999.

                  5. Conditions to Effectiveness. This Waiver shall become effective on the date (the "Waiver Effective Date") on which Telex, the Administrative Agent and the Required Lenders shall have executed and delivered to the Administrative Agent this Waiver.

                  6. General.

                  (a) Representation and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Waiver, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that the representations and warranties of the Borrower contained in the Loan Documents are true and correct in all material respects on and as of the Waiver Effective Date (after giving effect hereto) as if made on and as of the Waiver Effective Date (except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date); provided that all references to the "Credit Agreement" in any Loan Document shall be and are deemed to mean the Credit Agreement as amended hereby.

Additionally, the Borrower represents and warrants that GSCP has consented to not accept any payment in cash for its management fee (as more fully described in the agreement between Telex and GSCP for the rendering of management consulting or financial advisory services described in Section 8.10(ii) of the Credit Agreement) during the period covered by this Waiver and the Borrower agrees not to pay such management fee during such period; it being understood and agreed that such management fee may continue to accrue during such period in accordance with the terms of such agreement.

                  (b) Affirmation of Guarantees. Each Guarantor party hereto hereby consents to the execution, delivery and effectiveness of this Waiver and reaffirms its obligations under the Guarantee and Collateral Agreement.

                  (c) Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with this Waiver, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements for a single law firm of counsel to the Administrative Agent.

                  (d) Counterparts. This Waiver may be executed in two or more counterparts (including by facsimile transmission), each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

                  (e) Headings. Section headings used in this Waiver are for convenience of reference only, are not part of this Waiver and are not to affect the construction of, or to be taken into consideration in interpreting, this Waiver.

                  (f) Continuing Effect of Loan Documents. This Waiver shall not constitute an amendment or waiver of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Required Lenders or Lenders, as the case may be, or the Administrative Agent. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

                  (G) GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                 TELEX COMMUNICATIONS, INC.


                                 By:
                                    ---------------------------------
                                    Title:






                                 TELEX COMMUNICATIONS GROUP, INC.


                                 By:
                                    ---------------------------------
                                    Title:





                                 TELEX COMMUNICATIONS INTERNATIONAL, LTD.


                                 By:
                                    ---------------------------------
                                    Title:

                                 THE CHASE MANHATTAN BANK,
                                 as Administrative Agent and as a Lender


                                 By:
                                    ---------------------------------
                                    Title:





                                 MORGAN STANLEY SENIOR FUNDING, INC.
                                 as Documentation Agent and as a Lender


                                 By:
                                    ---------------------------------
                                    Title:





                                 BANKBOSTON, N.A.


                                 By:
                                    ---------------------------------
                                    Title:




                                 THE BANK OF NEW YORK


                                 By:
                                    ---------------------------------
                                    Title:



                                 U.S. BANK NATIONAL ASSOCIATION



                                 By:
                                    ---------------------------------
                                    Title:




                                 HELLER FINANCIAL, INC.


                                 By:
                                    ---------------------------------
                                    Title:

                                 THE BANK OF NOVA SCOTIA


                                 By:
                                    ---------------------------------
                                    Title:



                                 MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                                 By:
                                    ---------------------------------
                                    Title:



                                 MERRILL LYNCH PRIME RATE PORTFOLIO
                                 By:  Merrill Lynch Asset Management, L.P.,
                                      as Investment Advisor


                                 By:
                                    ---------------------------------
                                    Title:



                                 THE ING CAPITAL SENIOR SECURED HIGH
                                 INCOME FUND, L.P.
                                 BY:  ING CAPITAL ADVISORS, INC., as
                                      Investment Advisor


                                 By:
                                    ---------------------------------
                                    Title:



                                 MORGAN STANLEY DEAN WITTER
                                  PRIME INCOME TRUST


                                 By:
                                    ---------------------------------
                                    Title:



                                 CRESCENT/MACH I PARTNERS, L.P.
                                 BY:  TCW ASSET MANAGEMENT COMPANY
                                      ITS INVESTMENT MANAGER

                                 BY:
                                    ---------------------------------
                                    Title:

                                 DEEPROCK & COMPANY
                                 By:  EATON VANCE MANAGEMENT,
                                      AS INVESTMENT ADVISOR

                                 By:
                                    ---------------------------------
                                    Title:



                                 KZH-ING-1 LLC (formerly known as KZH HOLDING
                                 CORPORATION II)


                                 By:
                                    ---------------------------------
                                    Title:



                                 CRESCENT MACH I


                                 By:
                                    ---------------------------------
                                    Title:


                                 THE TRAVELERS INSURANCE COMPANY



                                 By:
                                    ---------------------------------
                                    Title:



                                 KZH PAMCO LLC


                                 By:
                                    ---------------------------------
                                    Title:



                                 INDOSUEZ CAPITAL FUNDING III, LIMITED
                                 BY:  INDOSUEZ CAPITAL, AS PORTFOLIO ADVISOR


                                 By:
                                    ---------------------------------
                                    Title:

                                 PAMCO CAYMAN LTD.
                                 BY:  HIGHLAND CAPITAL MANAGEMENT L.P.
                                      AS COLLATERAL MANAGER


                                 By:
                                    ---------------------------------
                                    Title:



                                 KZH-CRESCENT LLC


                                 By:
                                    ---------------------------------
                                    Title:






                                 KZH-SOLEIL LLC


                                 By:
                                    ---------------------------------
                                    Title:



                                 SENIOR DEBT PORTFOLIO
                                 By:  BOSTON MANAGEMENT &
                                      RESEARCH, AS INVESTMENT ADVISOR

                                 By:
                                    ---------------------------------
                                    Title:



                                 ML CBO IV (CAYMAN) LTD.
                                 BY:  HIGHLAND CAPITAL MANAGEMENT L.P.
                                      AS COLLATERAL MANAGER

                                 By:
                                    ---------------------------------
                                    Title:

                                 NATEXIS BANQUE BFCE


                                 By:
                                    ---------------------------------
                                    Title:



                                 PAM CAPITAL FUNDING LP
                                 BY:  HIGHLAND CAPITAL MANAGEMENT L.P.
                                      AS COLLATERAL MANAGER

                                 By:
                                    ---------------------------------
                                    Title: